Effective Income Tax Reconciliation (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income before taxes as reported in the statements of income	$ 949.6	$ 970.8	$ 962.4
Statutory tax rate in Israel	23.00%	23.00%	23.00%
Effect of "Preferred Enterprise" status	(11.00%)	(11.00%)	(11.00%)
Others, net	2.00%	1.00%	2.00%
Effective tax rate	14.00%	13.00%	14.00%